UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2006
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24647	77-0328533
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
4988 Great America Parkway
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (408)-235-5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 2.04. Triggering Events That Accelerate or Increase Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
As previously announced on November 7, 2005, Terayon Communication Systems, Inc. has delayed the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2005 (“Form 10-Q”). As a result of this delay, Terayon is not in compliance with its obligation under Section 6.2 of the Indenture dated July 26, 2000 with respect to Terayon’s 5% Convertible Subordinated Notes due 2007 to file with the Securities and Exchange Commission and the Trustee of the Notes all reports, information and other documents required pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934.
Under Section 8.1 of the Indenture, an Event of Default shall occur if Terayon fails to cure a default within 60 days after written notice to the Trustee or to Terayon and the Trustee by holders of at least 25% in aggregate principal amount of Notes outstanding. On January 12, 2006, Terayon received a letter from holders of more than 25% in aggregate principal amount of Notes outstanding providing written notice to Terayon that it is in default based on Terayon’s failure to file its Form 10-Q.
If an Event of Default were to occur, the Trustee by notice to Terayon, or the holders of at least 25% in aggregate principal amount of Notes outstanding by notice to Terayon and the Trustee, may accelerate the maturity of the Notes and declare the entire principal amount of the Notes, together with all accrued and unpaid interest thereon, to be due and payable immediately. The Notes currently outstanding have an aggregate principal amount of $65 million.
The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated January 13, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Terayon Communication Systems, Inc. on January 13, 2006 entitled “Terayon Receives Notice of Default from Bondholders”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 13, 2006

Terayon Communication Systems, Inc.

By:	/s/ Mark Richman

Name: Mark Richman Title: Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JANUARY 13, 2006

Exhibit	Description
99.1	Press release issued by Terayon Communication Systems, Inc. on January 13, 2006 entitled “Terayon Receives Notice of Default from Bondholders”